Exhibit 10.5

THIRD AMENDMENT TO PURCHASE CONTRACT

THIS THIRD AMENDMENT TO PURCHASE CONTRACT (“Amendment”) is made effective as of August 16, 2012, by and between TWIN CITY CROSSING, LLC (“Seller”) and WHEELER INTERESTS, INC. (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser previously entered into that certain Purchase Contract, dated June 11, 2012, as amended by First Amendment to Purchase Contract, dated July 26, 2012, as further amended by Second Amendment to Purchase Contract, dated August 9, 2012 (as amended, the “Agreement”) for the sale of the Property as defined in the Agreement, including, without limitation, certain real property and improvements located in the Town of Batesburg- Leesville, County of Lexington, South Carolina;

WHEREAS, Purchaser and Seller desire to further amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Agreement shall have the same meanings in this Amendment unless specifically modified herein.

2. Inspection Period Agreements. Purchaser and Seller agree that the Review Period, as defined in Section 3(A) of the Agreement, is extended to and including August 30, 2012.

3. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement

4. Agreement Remains in Effect. Subject to the specific amendments and agreements set forth in this Amendment, the Agreement shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be signed as of the date first above written.

SELLER:	TWIN CITY CROSSING, LLC, a Georgia limited liability company

	By:	Du Rhone Group, Ltd., its Manager

		By:	/s/ Neil R. Smith
Neil R. Smith
Executive Vice President

PURCHASER:	WHEELER INTERESTS, INC.

	By:	/s/ Jon S. Wheeler
	Name:	JON S. WHEELER
	Its:	PRESIDENT/CEO

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